SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                (Date of earliest event reported): March 29, 2004

                           ARIAD PHARMACEUTICALS, INC.
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)


       Delaware                      0-21696                    22-3106987
       --------                      -------                    ----------
 (State or Other Jurisdiction   (Commission File Number)    (I.R.S. Employer
 of Incorporation)                                         Identification No.)


                              26 LANDSDOWNE STREET
                         CAMBRIDGE, MASSACHUSETTS 02139
              (Address of principal executive offices and zip code)


               Registrant's telephone number, including area code:
                                 (617) 494-0400



















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ITEM 5.    OTHER EVENTS

           On March 29, 2004, the Registrant disseminated a Press Release announcing completion of its previously announced underwritten public offering of 4,400,000 shares of its common stock and the sale of an additional 660,000 shares of common stock pursuant to the exercise of the entire over-allotment option by the underwriters. The shares were priced at $8.50 per share resulting in gross proceeds to ARIAD of approximately $43.0 million.

           The information contained in the Press Release dated March 29, 2004, is incorporated herein by reference and attached as Exhibit 99.1 hereto.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


           (c)    Exhibits.

                  99.1     The Registrant's Press Release dated March 29, 2004.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                ARIAD PHARMACEUTICALS, INC.



                                By:    /s/ Edward M. Fitzgerald
                                       ------------------------
                                       Edward M. Fitzgerald
                                       Senior Vice President and
                                         Chief Financial Officer


Date:    March 29, 2004


                                       2
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                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number      Description                                   Sequential Page Number
-------     -----------                                   ----------------------

99.1        The Registrant's Press Release dated March 29, 2004.           4


                                       3